Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in Registration Statement on Form S-8, File No. 333-114086, of our report dated September 28, 2009 in TransNet Corporation's annual report on Form 10-K for the year ended June 30, 2009 and to all references to our firm which is part of this registration statement.





                                    MSPC
                                    Certified Public Accountants and Advisors,
                                    A Professional Corporation


Cranford, New Jersey
September 28, 2009